THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION ("BLUE SKY LAWS"), AND CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE BLUE SKY LAWS, UNLESS AN EXEMPTION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR
INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.

                                 M.D. LABS, INC.

                             STOCK PURCHASE WARRANT

                      WARRANT TO PURCHASE 100,000 SHARES OF
                        COMMON STOCK AS DESCRIBED HEREIN


Dated: September 13, 1996

                    This certifies that, for value received:

             Name:             Kenneth A. Steel, Jr.

             Address:          1336 State Parkway
                               Chicago, Illinois 60610

is entitled to purchase from M.D. Labs, Inc., a Delaware corporation (the "Company"), having its principal office at 1719 W. University Dr., Suite 187, Tempe, Arizona 85281, One Hundred Thousand (100,000) fully paid and nonassessable shares of Common Stock, par value $.001, of the Company (the "Common Stock"), subject to the terms set forth herein, at an exercise price of $7.00 per share, subject to adjustment as provided elsewhere herein (the "Warrant Price"). The holder of this Warrant shall be referred to herein as the "Warrantholder" or the "Holder." This Warrant is issued pursuant to a consulting agreement dated September 13, 1996 by and between the Company and the Holder as consideration for Holder's commitment to provide consultation services to the Company.

         1. "Common Stock." If at any time, as a result of an adjustment made pursuant to Section 4, the securities or other property obtainable upon exercise of this Warrant shall include shares or other securities of the Company other than common stock or securities of another corporation or other property, thereafter the number of such other shares or other securities or property so obtainable shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 4, and all other provisions of this Warrant with respect to the Common Stock shall apply on like terms to any such other shares or other securities or property. Subject to the foregoing, and unless the context requires otherwise, all references herein to "Common Stock" shall, in the event of an adjustment pursuant to Section 4, be deemed to refer as well to any other securities or property then obtainable as a result of such adjustments.

         2. Exercise of Warrant. The purchase rights represented by this Warrant may be exercised by the Warrantholder or its duly authorized attorney or representative, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time during the period commencing on the date described in the Vesting Schedule below (the "Commencement Date") and expiring at 5:00 p.m., Mountain Standard Time, August 1, 2001 (the "Expiration Date")(or such earlier date as may be provided pursuant to Section 9 herein), or if such date is a day on which federal or state chartered banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, upon presentation of this Warrant at the principal office of the Company, or at the office of its stock transfer agent, if any, with the purchase form attached hereto duly completed and signed, and upon payment to the Company in cash or by certified check or bank draft of an amount equal to the number of shares being so purchased multiplied by the Warrant Price, together with all taxes applicable upon such exercise. The Company agrees that the Warrantholder will be deemed the record owner of such shares as of the close of business on the date on which the Warrant shall have been presented and payment shall have been made for such shares as aforesaid. Certificates for the shares of Common Stock so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding 20 days, after the exercise in full of the rights represented by this Warrant.

         If the Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Warrantholder to purchase the balance of the shares of Common Stock which the Warrantholder is entitled to purchase hereunder.

         3. Vesting Schedule. Subject to Section 9 herein, the purchase rights represented by this Warrant shall become exercisable on a pro-rata daily basis over the course of one year, based on a 365-day year (i.e. approximately
273.972 shares per day), beginning August 1, 1996, and continuing until the earlier of July 31, 1997 or the termination of the Warrantholder's consulting agreement with the Company.

         4.       Certain Adjustments to Warrant.

                  (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which he would have owned or have been entitled to receive at the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Warrant Price shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable immediately thereafter.

                  (c)      In the  event  of any  adjustment  pursuant  to  this
Section 4, no fractional shares of Common Stock shall be issued in connection with the exercise of any Warrants, but the Company shall, in lieu of such fractional shares, make such cash payment therefor on the basis of the current market price on the day immediately prior to exercise.

                  (d) Irrespective of any adjustments pursuant to this Section to the Warrant Price or to the number of shares or other securities obtainable upon exercise of this Warrant, this Warrant may continue to state the Warrant Price and the number of shares obtainable upon exercise, as the same price and number of shares stated herein.

         5.       Merger; Change in Control.

                  (a)      Change in Control shall be deemed to have occurred if
(i) any "person" (as such term is used in Paragraphs 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing one-third or more of the total voting power represented by the Company's then outstanding Common Stock, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Common Stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Common Stock of the surviving entity) at least two-thirds of the total voting power represented by the Common Stock of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

                  (b)      In  the   event  of  a   merger,   consolidation   or
reorganization with another corporation in which the Company is not the surviving corporation, the Company (subject to the approval of the Board) or the board of directors of any corporation assuming the obligations of the Company hereunder shall take action pursuant to either clause (i) or (ii) below:

                           (i)      Appropriate  provision  may be made  for the
protection of this Warrant by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate fair market value (as determined by the Company) of the shares subject to this Warrant immediately before such substitution over the exercise price hereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to purchase immediately after such substitution over the exercise price thereof; or

                           (ii)     Appropriate  provision  may be made  for the
cancellation of this Warrant. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the Holder an amount of cash (less normal withholding taxes) equal to the excess of the highest fair market value per share of the Common Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the exercise price, multiplied by the number of shares subject to this Warrant (whether or not then exercisable).

                  (c) Upon a Change in Control, subject to Section 9 herein, this Warrant (provided that it has been outstanding for at least six months) shall accelerate so that the Holder shall have the right, at all times until the expiration or earlier termination of this Warrant, to exercise the unexercised portions of this Warrant, including the portions thereof which would, but for this paragraph 5(c), not yet be exercisable.

         6. Covenants of the Company. The Company covenants and agrees that:

                  (a) During the period within which the rights represented by the Warrant may be exercised, the Company will at all times reserve and keep available, free from preemptive rights out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue shares of Common Stock upon the exercise of this Warrant, the number of shares of Common Stock deliverable upon the exercise of this Warrant. If at any time the number of shares of authorized Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purpose. The Company shall have analogous obligations with respect to any other securities or properties issuable upon exercise of this Warrant. The Company's issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant;

                  (b) All Common Stock that may be issued upon exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof; and

                  (c) All original issue taxes payable with respect to the issuance of shares upon the exercise of the rights represented by this Warrant will be borne by the Company but in no event will the Company be responsible or liable for income taxes or transfer taxes upon the transfer of any Warrant.

         7. No Stockholder Rights. Until exercised, this Warrant shall not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         8.       Transfer Restrictions.

                  (a) This Warrant is not transferable except by will or the laws of descent and distribution and, during Holder's lifetime, it may only be exercised by Holder.

                  (b) Neither this Warrant nor the shares of stock issuable upon the exercise hereof have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated or otherwise disposed of unless an exemption from such registration is available. In the event Holder desires to transfer any of the shares of stock issued hereunder, the Holder must give the Company prior written notice of such proposed transfer including the name and address of the proposed transferee. Such transfer may be made only either (i) upon publication by the Securities and Exchange Commission (the "Commission") of a ruling, interpretation, opinion or "no action letter" based upon facts presented to said Commission, or (ii) upon receipt by the Company of an opinion of counsel to the Company in either case to the effect that the proposed transfer will not violate the provisions of the Securities
Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either such act, or in the case of clause (ii) above, to the effect that the shares of stock to be sold or transferred have been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Subsection 10(a) of the Securities Act, which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the shares of stock to be sold or transferred.

                  (c) Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee to the impression of the restrictive investment legend set forth herein on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in paragraph 8(d) below.

                  (d) Holder acknowledges that Holder understands the meaning and legal consequences of this Section 8, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (i) the inaccuracy of any representation or the breach of any warranty of Holder contained in, or any other breach of, this Warrant Agreement, (ii) any transfer of any of this Warrant or the shares of stock issuable hereunder in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (iii) any transfer of this Warrant or any of said shares of stock not in accordance with this Warrant Agreement or (iv) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

                  (e) Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant Agreement, or any levy of execution, attachment or other process attempted upon the Warrant, shall be null and void and without effect.

                  (f) Unless the shares of stock issuable hereunder have been registered under the Securities Act, upon exercise of this Warrant (in whole or in part) and the issuance of any of said shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing said shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Arizona law:

                  "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

         9. Termination of the Warrant. Notwithstanding anything herein to the contrary, this Warrant shall not be exercisable after the earliest of: (i) June 2, 2001; or (ii) one year after the date the Holder's employment with the Company terminates, if such termination is the result of death or permanent disability.

         10. No Guarantee of Employment. This Agreement shall in no way restrict any right (which might otherwise exist) of the Company or any of its subsidiaries to terminate Holder's employment at any time.

         11. Lost Certificate. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as the Company may reasonably impose, including a requirement that the Warrantholder obtain a bond, issue a new Warrant of like denomination, tenor and date.

         12. Binding Effect. This Warrant shall inure to the benefit of and be binding upon the Warrantholder, the Company and their respective successors and permitted assigns.

         13. Company's Notice of Certain Events. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) in the event of any capital reorganization of the Company, reclassification of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of shall or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (a) or (b) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (a) a record is to be taken for the purpose of such dividend, distribution or rights, or (b) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         14. Notice. Notices and other communications to be given to the Holder of the Warrants evidenced by this certificate shall be delivered by hand, by facsimile transmission, or by overnight express courtier or mailed, postage prepaid, to the Holder at the address set forth above, or such other address as Holder shall have designated by written notice to the Company as provided herein. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand, by facsimile transmission, or by overnight express courier or mailed, postage prepaid, to the company at 1719 W. University Dr., Suite 187, Tempe, Arizona 85281, or such other address as the Company shall have designated by written notice to such registered owner as herein provided. All notices required hereunder shall be in writing and shall be deemed received when delivered personally, one business day after delivery to a nationally recognized commercial overnight courier service, or two business days after mailing when mailed by certified or registered mail to the Company or the Warrantholder.

         15. Governing Law. The validity, interpretation, and performance of this Warrant and of the terms and provisions hereof shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to the principles of conflicts of laws.

         16. Amendment. This Warrant may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Company and the Warrantholder.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of September 13, 1996.


                                               M.D. LABS, INC.


                                               By: /s/ Hooman Nikzad
                                                   --------------------------
                                                      Hooman Nikzad
                                                      Chief Executive Officer

                                  PURCHASE FORM

                                 To Be Executed
                            Upon Exercise of Warrant

         The undersigned hereby exercises the right to purchase _______ shares of Common Stock, evidenced by the within Warrant, according to the terms and conditions thereof, and herewith makes payment of the purchase price in full. The undersigned requests that certificate(s) for such shares shall be issued in the name set forth below.

Dated:                              [NAME OF HOLDER]


                                    By
                                      -----------------------------------
                                                 (Signature)

                                    Name:
                                         -------------------------------
                                                 (Please Print)

                                    Address:
                                            -----------------------------

                                            -----------------------------

                                            -----------------------------

                                    Employer Identification No., Social Security
                                    No. or other identifying number:


                                            -----------------------------

         If the number of shares specified above shall not be all the shares purchasable under the within warrant, the Warrantholder hereby requests that a new Warrant for the unexercised portion shall be registered in Warrantholder's name and delivered to the address set forth in the Warrant.
                                        9